UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2011
Bakers Footwear Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri	63103

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(314) 621-0699
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On June 14, 2011, Bakers Footwear Group, Inc. (the “Company”) issued a press release (the “Press Release”) announcing financial results for the first quarter ended April 30, 2011. A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the Press Release contained herein is qualified in its entirety by the full text of such exhibit. Also on June 14, 2011, certain members of the Company’s management team held a conference call to discuss earnings and operating results for the quarter ended April 30, 2011. Excerpts from the conference call transcript are furnished as Exhibit 99.2 hereto and are incorporated by reference herein.
     Exhibits 99.1 and 99.2 contain forward-looking statements (within the meaning of Section 27(A) of the Securities Act of 1933 and Section 21(E) of the Securities Exchange Act of 1934). The Company has no duty to update such statements. Actual future events and circumstances could differ materially from those set forth in this Current Report, including Exhibits 99.1 and 99.2, due to various factors.
     Factors that could cause these conditions not to be satisfied include inability to satisfy debt covenants, material declines in sales trends and liquidity, material changes in capital market conditions or in the Company’s business, prospects, results of operations or financial condition, and other risks and uncertainties, including those detailed in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including those discussed in “Risk Factors,” in “Management’s Discussion and Analysis of Financial Position and Results of Operations” and in Note 2 to the Company’s financial statements, and in the Company’s other filings with the Securities and Exchange Commission.

Item 5.07. Submission of Matters to a Vote of Security Holders.
     On June 15, 2011, the Company held its Annual Meeting of Shareholders. Shareholders were asked to consider and act upon:
     (1) The election of four directors to serve until the Company’s 2012 Annual Meeting, or until a successor is elected and qualified; and
     (2) A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011.
     The shareholders elected all of the Company’s nominees for director and ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for fiscal year 2011. The votes for, withheld, against, abstentions, and broker non-votes, where applicable, for each matter are set out below.
     (1) Election of Directors:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Peter A. Edison	4,000,707	11,160	2,444,313
Timothy F. Finley	4,010,067	1,800	2,444,313
Harry E. Rich	4,010,067	1,800	2,444,313
Scott C. Schnuck	4,010,067	1,800	2,444,313
     (2) Proposal regarding ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011:
     Number of Votes For: 6,455,030
     Number of Votes Against: 100
     Number of Votes Abstain: 1,050
     Number of Broker Non-Votes: 0

Item 7.01. Regulation FD Disclosure.
     The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.
Date: June 17, 2011	By:	/s/ Charles R. Daniel, III
Charles R. Daniel, III
Executive Vice President, Chief Financial Officer, Controller, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated June 14, 2011 relating to results for the quarter ended April 30, 2011.

99.2	Excerpts from the transcript of the conference call held on June 14, 2011.